UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

TACTICAL DIVIDEND INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	ClearBridge Tactical Dividend Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Tactical Dividend Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Tactical Dividend Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund may invest in equity and equity-related securities of issuers with any market capitalization.

The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, preferred stocks, convertible preferred stocks and other securities convertible into equity securities, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”)i, closed-end investment companies, including business development companies (“BDCs”), and royalty trusts. The Fund may invest up to 50% of its net assets in foreign securities, including securities of issuers in emerging market countries. The Fund may also seek to generate current income from short-term gains earned through an option strategy which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund’s investments in options on equity securities and equity market indexes are included in the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deem to be of comparable quality. The Fund’s investments in fixed income securities may include structured notes.

We look to invest in companies with sound or improving balance sheets, solid returns, and relatively predictable earnings and cash flow streams. We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with a focus on generating high current income. We conduct fundamental research and dividend analysis to identify companies that exhibit the ability to pay attractive dividends, have assets or earnings prospects that are either unrecognized or undervalued, and have attractive valuations or are expected to have positive changes in earnings prospects.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices posted positive returns for the twelve-month ended October 31, 2015, as the NASDAQ Composite Indexii gained 10.6% while the S&P 500 Indexiii and Dow Jones Industrial Average (“DJIA”)iv trailed, up 5.20% and 4.06%, respectively. Throughout the reporting period, investors focused on the Federal Reserve Board’s (“Fed”)v rate strategy, mixed economic reports, suppressed crude prices, and the climbing dollar, as well as a wave of mergers and acquisitions (“M&A”) announcements. The market appreciated through the first half of the year, but the third quarter of 2015 saw sharp declines erase gains. Growing concern for global growth combined with sliding domestic crude prices appeared to drive the volatility.

The International Monetary Fund (“IMF”) twice lowered its global growth projections for 2015, most recently forecasting a 3.1%

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	1

Fund overview (cont’d)

expansion and pointing to a weak first quarter 2015 in the U.S., as well as lower commodity prices and question marks about the Chinese economy as causes for the tempered expectations. Crude oil futures slid throughout the reporting period on oversupply concerns, dropping below $40 per barrel in mid-August and closing above $46 at the end of October 2015. The selling was indiscriminate, and the Chicago Board Options Exchange Volatility Indexvi, commonly referred to as the VIX, spiked to the highest level since the U.S. lost its AAA credit rating in late 2011. Over the last several years, the market has appreciated significantly and has experienced very little volatility. Until late August, the broad averages had not seen a 10% correction in over three years — rare from a historical perspective.

As most predicted, the Fed wrapped up its bond-buying program in October of 2014, but every month thereafter failed to raise the target lending rate from the low range between zero and 0.25%. Fed officials continue to fixate on tepid inflation in the U.S. despite decent economic expansion and meaningful improvement in the labor market. Aside from a disappointing 0.6% annualized rate of expansion in the first quarter of 2015, U.S. gross domestic product (“GDP”)vii growth reports have been moderately strong over the past year. Notably, the economy expanded 2.1% and 3.9% in the fourth quarter of 2014 and the second quarter of 2015, respectively. Meanwhile, U.S. employers added 2.8 million jobs throughout the reporting period and the unemployment rate fell to 5.0% at the end of October 2015 from 5.7% a year ago. Fed Chair Janet Yellen commented that we should see an “initial increase in the federal funds rateviii later this [calendar] year, followed by a gradual pace of tightening thereafter.” However, she cautioned that they could delay further “if the economy surprises us.” After opening November 2014 at 2.34%, the ten-year Treasury yield dropped as low as 1.64% in January, but recovered to close to above 2% at the end of October 2015. Corporations continued to take advantage of low borrowing rates as M&A remained a steady bid for stocks throughout the period. Dealogic, a provider of Global Investment Banking analysis and systems, reports that there were 45 deals worth $10 billion or more for a combined total of $1.2 trillion in the first nine months of 2015. On the other hand, the U.S. dollar strengthened 12% against a broad basket of foreign currencies over the past twelve months, driving material foreign exchange headwinds to U.S. corporate earnings.

Q. How did we respond to these changing market conditions?

A. During the reporting period, our allocation to REITs increased while MLPs’ share of the portfolio decreased. The shift is a function of MLP stock prices declining amid the energy sell-off, as well as our intent to reduce the Fund’s exposure to near-term volatility within the sector. Common stocks and equity-related securities comprise roughly 65% of the portfolio, similar to last October. Our view on the U.S. equity market continues to be positive. The U.S. economy bounced back from its anemic first quarter 2015 performance with a much more robust second quarter 2015 GDP growth, and despite a softer third quarter 2015 GDP growth report, the economy continues its moderately-paced economic expansion. Consensus estimates show modest corporate earnings growth in 2016 and earnings multiples are fair in the current

2	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

environment. Therefore, we see a favorable investing environment for U.S. dividend-paying stocks.

MLP stock prices have suffered through this period of depressed commodity prices, with the Alerian MLP Indexix losing 30.08% and trailing the S&P 500 Index by over 3500 basis points (“bps”)x over the past twelve months. We also remain steadfast in our belief that the U.S. renaissance in energy production represents a secular growth opportunity and is attractive for the long-term investor. Energy production in the U.S. will continue to increase over time. In the short-term, the rate of growth in energy production has slowed on a month-over-month basis and has gone negative in some oil basins such as the Bakken and Eagle Ford. Our assessment continues to be that the magnitude of the sequential decline will be modest. Excess U.S. production capacity has been reduced, rig count has substantially declined and is in the process of bottoming, and capital expenditures in U.S. energy infrastructure have been curtailed. As a result, U.S. output, especially crude oil, has slowed from peak levels and excess supply is being curtailed. With the weakness in the Alerian MLP Index that we have seen over the past year, we believe that many MLPs are attractively priced and provide a positive risk-reward profile for the long-term investor. We have already factored in the reduced growth profile in the short-term and continue to believe this will be a temporary phenomenon. In our view, the long-term outlook for owning energy MLPs remains quite compelling.

The MSCI U.S. REIT Indexxi gained 5.32% over the reporting period, keeping pace with the broader market after materially outperforming in the year prior. Despite the index’s strong appreciation over the past two years, we retain our favorable opinion on the U.S. REIT market. In our view, current REIT valuations appear moderately attractive and real estate fundamentals are positive, both in terms of leasing and capital values. We have seen no pullback in investor demand for U.S. commercial real estate and we expect cash flow multiples on real estate assets to be flat to modestly higher, at least in the near term. In the coming year, Standard & Poor’s and MSCI will break out a new Real Estate Global Industry Classification Standard (“GICS”) sector, which will include equity REITs; mortgage REITs will remain as part of Financials. This change should increase investor demand for equity REIT shares over time. In sum, we continue to be optimistic about the REIT market.

Performance review

For the twelve months ended October 31, 2015, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned -10.67%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexxii returned 2.03% for the same period. The Lipper Equity Income Funds Category Average1 returned 0.08% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 497 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	-12.31%	-10.67%
Class A2	-12.44%	-10.89%
Class C	-12.66%	-11.36%
Class I	-12.27%	-10.53%
Class IS	-12.25%	-10.51%
Dow Jones U.S. Select Dividend Index	0.04%	2.03%
Lipper Equity Income Funds Category Average[1]	-2.99%	0.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.71%, 1.85%, 2.44%, 1.45% and 9.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 523 funds for the six-month period and among the 497 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in four out of ten sectors, with the greatest contributions to returns coming from the Information Technology (“IT”), Consumer Staples and Health Care sectors. Relative to the benchmark, an overweight in Financials helped relative performance as the sector outperformed the benchmark. Stock selection in the IT sector also provided positive effects. In terms of individual Fund holdings, leading contributors to performance for the period included positions in Lockheed Martin, Maxim Integrated Products, Kimberly-Clark, Microsoft and General Electric.

Q. What were the leading detractors from performance?

A. On an absolute basis, Energy, Financials and Industrials provided meaningful negative returns. Relative to the benchmark, overall sector allocation and stock selection negatively affected performance. In particular, overweights to Energy and IT hurt relative performance as these sectors each underperformed the benchmark. Additionally, stock selection in the Financials, Energy and Industrials sectors had meaningful negative effects. At the security level, leading detractors included TAL International Group, Och-Ziff Capital Management Group, Plains GP Holdings LP, Seagate Technology and Energy Transfer Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. We added several new positions over the course of the year. Among the largest new positions we established were those in Energy MLPs, Plains GP Holdings LP and Tallgrass Energy GP LP, National CineMedia and convertible preferred shares of Allergan and Anadarko Petroleum. We also exited a number of holdings, most notably positions in United Technologies, MetLife, Regency Energy Partners LP, TC Pipelines LP and Freeport-McMoRan.

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager,

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager,

ClearBridge Investments, LLC

November 17, 2015

RISKS: Stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	5

Fund overview (cont’d)

are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Regal Entertainment Group, Class A Shares (3.3%), Blackstone Group LP (2.7%), Starwood Property Trust Inc. (2.6%), Lockheed Martin Corp. (2.5%), Kimberly-Clark Corp. (2.5%), Och-Ziff Capital Management Group LLC, Class A Shares (2.3%), Energy Transfer Partners LP (2.3%), Apple Inc. (2.1%), Verizon Communications Inc. (2.1%) and AT&T Inc. (2.0%). Please refer to pages 13 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Financials (30.0%), Master Limited Partnerships (25.9%), Information Technology (9.4%), Industrials (7.9%) and Health Care (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

6	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi	The Chicago Board Options Exchange Volatility Index (“VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ix	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

[x]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

xi

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small caps securities. The Index represents about 99% of the U.S. REIT universe.

xii

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-12.31%	$1,000.00	$876.90	1.16%	$5.49	Class A	5.00%	$1,000.00	$1,019.36	1.16%	$5.90
Class A2	-12.44	1,000.00	875.60	1.34	6.33	Class A2	5.00	1,000.00	1,018.45	1.34	6.82
Class C	-12.66	1,000.00	873.40	1.91	9.02	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class I	-12.27	1,000.00	877.30	0.92	4.35	Class I	5.00	1,000.00	1,020.57	0.92	4.69
Class IS	-12.25	1,000.00	877.50	0.90	4.26	Class IS	5.00	1,000.00	1,020.67	0.90	4.58

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/15	-10.67%	-10.89%	-11.36%	-10.53%	-10.51%
Five Years Ended 10/31/15	7.08	N/A	6.29	7.34	N/A
Ten Years Ended 10/31/15	4.18	N/A	3.39	N/A	N/A
Inception* through 10/31/15	—	2.47	—	3.19	1.57

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/15	-15.79%	-16.00%	-12.21%	-10.53%	-10.51%
Five Years Ended 10/31/15	5.81	N/A	6.29	7.34	N/A
Ten Years Ended 10/31/15	3.56	N/A	3.39	N/A	N/A
Inception* through 10/31/15	—	-0.02	—	3.19	1.57

Cumulative total returns
Without sales charges[1]
Class A (10/31/05 through 10/31/15)	50.55%
Class A2 (Inception date of 6/3/2013 through 10/31/15)	6.07
Class C (10/31/05 through 10/31/15)	39.63
Class I (Inception date of 5/16/08 through 10/31/15)	26.38
Class IS (Inception date of 5/22/13 through 10/31/15)	3.89

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75% . Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 19, 1990, June 3, 2013, September 22, 2000, May 16, 2008 and May 22, 2013, respectively.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Tactical Dividend Income Fund vs. Dow Jones U.S. Select Dividend Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Tactical Dividend Income Fund on October 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Dow Jones U.S. Select Dividend Index. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Schedule of investments

October 31, 2015

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 57.7%
Consumer Discretionary — 4.0%
Media — 4.0%
National CineMedia Inc.	462,000	$6,560,400
Regal Entertainment Group, Class A Shares	1,545,000	29,942,100
Total Consumer Discretionary		36,502,500
Consumer Staples — 3.0%
Household Products — 3.0%
Kimberly-Clark Corp.	187,000	22,385,770
Procter & Gamble Co.	62,000	4,735,560
Total Consumer Staples		27,121,330
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
EnLink Midstream LLC	208,000	4,097,600
ONEOK Inc.	122,000	4,138,240
Total Energy		8,235,840
Financials — 20.3%
Capital Markets — 4.7%
Apollo Global Management LLC, Class A Shares	515,000	9,409,050
KKR & Co. LP	726,000	12,450,900
Och-Ziff Capital Management Group LLC, Class A Shares	2,991,000	20,937,000
Total Capital Markets		42,796,950
Real Estate Investment Trusts (REITs) — 15.6%
Alexandria Real Estate Equities Inc.	61,200	5,492,088
American Capital Agency Corp.	710,000	12,659,300
Annaly Capital Management Inc.	1,414,000	14,069,300
Apartment Investment and Management Co., Class A Shares	117,000	4,585,230
AvalonBay Communities Inc.	37,000	6,468,710
BioMed Realty Trust Inc.	195,000	4,564,950
Camden Property Trust	22,400	1,652,896
DCT Industrial Trust Inc.	63,575	2,359,904
Digital Realty Trust Inc.	26,800	1,982,128
DuPont Fabros Technology Inc.	125,500	4,027,295
EPR Properties	176,000	9,998,560
Equity Residential	36,900	2,853,108
Highwoods Properties Inc.	57,000	2,476,650
Hospitality Properties Trust	234,000	6,280,560
Inland Real Estate Corp.	756,300	6,693,255
Liberty Property Trust	105,000	3,572,100

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Parkway Properties Inc.	100,700	$1,684,711
Ramco-Gershenson Properties Trust	117,000	1,965,600
Realty Income Corp.	51,000	2,522,460
Retail Properties of America Inc., Class A Shares	332,200	4,973,034
Senior Housing Properties Trust	266,000	4,040,540
Simon Property Group Inc.	32,000	6,446,720
Spirit Realty Capital Inc.	369,927	3,765,857
Starwood Property Trust Inc.	1,187,000	23,846,830
STORE Capital Corp.	132,300	2,999,241
Total Real Estate Investment Trusts (REITs)		141,981,027
Total Financials		184,777,977
Health Care — 5.1%
Pharmaceuticals — 5.1%
AstraZeneca PLC, Sponsored ADR	127,000	4,050,030
Bristol-Myers Squibb Co.	176,000	11,607,200
GlaxoSmithKline PLC, Sponsored ADR	152,000	6,545,120
Johnson & Johnson	60,000	6,061,800
Merck & Co. Inc.	210,000	11,478,600
Pfizer Inc.	206,000	6,966,920
Total Health Care		46,709,670
Industrials — 6.6%
Aerospace & Defense — 2.5%
Lockheed Martin Corp.	104,000	22,862,320
Electrical Equipment — 0.3%
Emerson Electric Co.	55,000	2,597,650
Industrial Conglomerates — 1.2%
General Electric Co.	391,000	11,307,720
Trading Companies & Distributors — 1.4%
TAL International Group Inc.	733,262	12,436,124
Transportation Infrastructure — 1.2%
Macquarie Infrastructure Corp.	131,000	10,421,050
Total Industrials		59,624,864
Information Technology — 9.4%
Communications Equipment — 0.6%
Cisco Systems Inc.	179,000	5,164,150
IT Services — 0.7%
Paychex Inc.	134,000	6,911,720

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	393,000	$13,306,980
Maxim Integrated Products Inc.	236,900	9,708,162
Microchip Technology Inc.	102,000	4,925,580
Total Semiconductors & Semiconductor Equipment		27,940,722
Software — 1.7%
Microsoft Corp.	305,000	16,055,200
Technology Hardware, Storage & Peripherals — 3.3%
Apple Inc.	158,000	18,881,000
Seagate Technology PLC	286,000	10,885,160
Total Technology Hardware, Storage & Peripherals		29,766,160
Total Information Technology		85,837,952
Materials — 0.4%
Paper & Forest Products — 0.4%
International Paper Co.	79,000	3,372,510
Telecommunication Services — 5.0%
Diversified Telecommunication Services — 4.0%
AT&T Inc.	530,650	17,782,081
Verizon Communications Inc.	399,000	18,705,120
Total Diversified Telecommunication Services		36,487,201
Wireless Telecommunication Services — 1.0%
Vodafone Group PLC, Sponsored ADR	278,000	9,165,660
Total Telecommunication Services		45,652,861
Utilities — 3.0%
Electric Utilities — 1.9%
NextEra Energy Inc.	131,000	7,207,620
PPL Corp.	298,000	10,251,200
Total Electric Utilities		17,458,820
Independent Power and Renewable Electricity Producers — 0.5%
8Point3 Energy Partners LP	125,000	1,682,500
Abengoa Yield PLC	122,100	2,262,513
Total Independent Power and Renewable Electricity Producers		3,945,013
Multi-Utilities — 0.6%
CenterPoint Energy Inc.	308,000	5,713,400
Total Utilities		27,117,233
Total Common Stocks (Cost — $555,943,665)		524,952,737

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	15

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Tactical Dividend Income Fund

Security	Rate	Shares	Value
Convertible Preferred Stocks — 9.7%
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.	7.500%	186,800	$7,514,964
Financials — 2.8%
Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.	5.250%	68,000	7,235,200
American Tower Corp.	5.500%	38,300	4,002,350
Weyerhaeuser Co.	6.375%	284,000	14,253,960
Total Financials			25,491,510
Health Care — 1.7%
Pharmaceuticals — 1.7%
Allergan PLC	5.500%	14,400	15,071,472
Industrials — 1.3%
Machinery — 1.3%
Stanley Black & Decker Inc.	6.250%	100,000	12,006,000
Utilities — 3.1%
Electric Utilities — 1.6%
Exelon Corp.	6.500%	340,000	14,198,400
Multi-Utilities — 1.5%
Dominion Resources Inc.	6.125%	250,000	13,952,500
Total Utilities			28,150,900
Total Convertible Preferred Stocks (Cost — $90,232,217)			88,234,846
Investments in Underlying Funds — 6.9%
Financials — 6.9%
Ares Capital Corp.		979,500	14,917,785	(a)
FS Investment Corp.		1,312,000	12,805,120	(a)
Golub Capital BDC Inc.		804,000	13,161,480	(a)
TCP Capital Corp.		1,108,000	16,121,400	(a)
TriplePoint Venture Growth BDC Corp.		490,000	5,316,500	(a)
Total Investments in Underlying Funds (Cost — $70,996,373)			62,322,285

		Shares/ Units
Master Limited Partnerships — 25.9%
Diversified Energy Infrastructure — 6.2%
Energy Transfer Equity LP		485,233	10,456,771
Energy Transfer Partners LP		470,976	20,798,300
Enterprise Products Partners LP		537,000	14,837,310
Plains GP Holdings LP, Class A Shares		673,000	10,465,150
Total Diversified Energy Infrastructure			56,557,531

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares/ Units	Value
Financials — 3.6%
Ares Management LP	532,000	$8,613,080
Blackstone Group LP	735,000	24,299,100
Total Financials		32,912,180
Gathering/Processing — 2.4%
DCP Midstream Partners LP	114,000	3,275,220
Enable Midstream Partners LP	207,000	2,490,210
MarkWest Energy Partners LP	152,000	6,639,360
Summit Midstream Partners LP	170,000	3,180,700
Targa Resources Partners LP	200,000	6,000,000
Total Gathering/Processing		21,585,490
General Partner — 0.8%
Crestwood Equity Partners LP	734,250	2,121,983
Tallgrass Energy GP LP	202,610	4,850,483
Total General Partner		6,972,466
Global Infrastructure — 2.6%
Brookfield Infrastructure Partners LP	375,000	15,772,500
Brookfield Renewable Energy Partners LP	316,000	8,327,745
Total Global Infrastructure		24,100,245
Liquids Transportation & Storage — 2.3%
Buckeye Partners LP	44,000	2,984,520
Delek Logistics Partners LP	21,506	704,322
Magellan Midstream Partners LP	76,000	4,849,560
PBF Logistics LP	250,000	5,215,000
World Point Terminals LP	532,950	6,981,645
Total Liquids Transportation & Storage		20,735,047
Natural Gas Transportation & Storage — 2.1%
Cypress Energy Partners LP	90,600	992,976
Hoegh LNG Partners LP	435,224	6,972,288
Williams Partners LP	329,000	11,120,200
Total Natural Gas Transportation & Storage		19,085,464
Offshore — 0.6%
Dynagas LNG Partners LP	403,570	5,718,587
Oil & Gas Drilling — 0.6%
Transocean Partners LLC	469,140	5,310,665
Oil, Gas & Consumable Fuels — 0.8%
Enviva Partners LP	300,000	4,590,000
Green Plains Partners LP	166,900	2,465,113	*
Total Oil, Gas & Consumable Fuels		7,055,113

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	17

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Tactical Dividend Income Fund

Security		Shares/ Units	Value
Oil/Refined Products — 1.9%
CrossAmerica Partners LP		183,000	$4,631,730
JP Energy Partners LP		276,070	2,208,560
Sunoco LP		69,000	2,379,810
VTTI Energy Partners LP		387,000	7,678,080
Total Oil/Refined Products			16,898,180
Petrochemicals — 0.3%
Westlake Chemical Partners LP		151,000	2,728,570
Refining — 0.4%
Western Refining Logistics LP		160,000	4,148,800
Shipping — 1.3%
Golar LNG Partners LP		312,000	5,547,360
KNOT Offshore Partners LP		400,000	6,524,000
Total Shipping			12,071,360
Total Master Limited Partnerships (Cost — $278,648,499)			235,879,698
Total Investments before Short-Term Investments (Cost — $995,820,754)			911,389,566

	Rate	Shares
Short-Term Investments — 0.0%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $184,860)	0.137%	184,860	184,860
Total Investments — 100.2% (Cost — $996,005,614#)			911,574,426
Liabilities in Excess of Other Assets — (0.2)%			(2,234,598)
Total Net Assets — 100.0%			$909,339,828

*	Non-income producing security.

(a)	Security is a business development company (See Note 1).

#	Aggregate cost for federal income tax purposes is $980,882,567.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $996,005,614)	$911,574,426
Dividends and interest receivable	3,194,514
Receivable for Fund shares sold	1,086,244
Receivable for securities sold	735,509
Prepaid expenses	70,965
Total Assets	916,661,658

Liabilities:
Payable for Fund shares repurchased	4,892,004
Payable for securities purchased	972,772
Investment management fee payable	586,402
Service and/or distribution fees payable	345,160
Trustees’ fees payable	7,360
Accrued expenses	518,132
Total Liabilities	7,321,830
Total Net Assets	$909,339,828

Net Assets:
Par value (Note 7)	$562
Paid-in capital in excess of par value	989,137,329
Undistributed net investment income	9,238,153
Accumulated net realized loss on investments and foreign currency transactions	(4,580,114)
Net unrealized depreciation on investments and foreign currencies	(84,456,102)
Total Net Assets	$909,339,828

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class A	$287,688,832
Class A2	$49,977,679
Class C	$320,050,463
Class I	$251,612,465
Class IS	$10,389

Shares Outstanding:
Class A	17,514,767
Class A2	3,050,310
Class C	20,389,309
Class I	15,217,887
Class IS	628

Net Asset Value:
Class A (and redemption price)	$16.43
Class A2 (and redemption price)	$16.38
Class C*	$15.70
Class I (and redemption price)	$16.53
Class IS (and redemption price)	$16.54
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.43
Class A2 (based on maximum initial sales charge of 5.75%)	$17.38

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends and distributions	$67,328,288
Return of capital (Note 1(h))	(21,007,405)
Net Dividends and Distributions	46,320,883
Interest	9,838
Less: Foreign taxes withheld	(274,280)
Total Investment Income	46,056,441

Expenses:
Investment management fee (Note 2)	8,262,240
Service and/or distribution fees (Notes 2 and 5)	4,633,623
Transfer agent fees (Note 5)	1,216,146
Registration fees	118,979
Fund accounting fees	97,658
Trustees’ fees	75,396
Legal fees	62,283
Shareholder reports	38,458
Franchise taxes	26,221
Insurance	16,944
Custody fees	8,915
Miscellaneous expenses	10,403
Total Expenses	14,567,266
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4)
Net Expenses	14,567,262
Net Investment Income	31,489,179

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	3,817,894
REIT distributions	668,497
Foreign currency transactions	(415,084)
Net Realized Gain	4,071,307
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(159,198,571)
Foreign currencies	(13,334)
Change in Net Unrealized Appreciation (Depreciation)	(159,211,905)
Net Loss on Investments and Foreign Currency Transactions	(155,140,598)
Decrease in Net Assets from Operations	$(123,651,419)

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$31,489,179	$40,897,951
Net realized gain	4,071,307	50,974,545
Change in net unrealized appreciation (depreciation)	(159,211,905)	6,914,568
Increase (Decrease) in Net Assets from Operations	(123,651,419)	98,787,064

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(34,967,006)	(30,480,927)
Net realized gains	(6,182,352)	(22,232,353)
Return of capital	(15,458,882)	—
Decrease in Net Assets from Distributions to Shareholders	(56,608,240)	(52,713,280)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	333,329,003	501,580,612
Reinvestment of distributions	51,752,648	47,685,852
Cost of shares repurchased	(391,732,411)	(220,251,202)
Increase (Decrease) in Net Assets from Fund Share Transactions	(6,650,760)	329,015,262
Increase (Decrease) in Net Assets	(186,910,419)	375,089,046

Net Assets:
Beginning of year	1,096,250,247	721,161,201
End of year*	$909,339,828	$1,096,250,247
*Includes undistributed net investment income of:	$9,238,153	$11,039,407

See Notes to Financial Statements.

22	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.41	$18.34	$15.78	$14.56	$14.18

Income (loss) from operations:
Net investment income (loss)	0.57	0.89	0.62	0.42	(0.05)
Net realized and unrealized gain (loss)	(2.58)	1.28	2.75	1.34	0.44
Total income (loss) from operations	(2.01)	2.17	3.37	1.76	0.39

Less distributions from:
Net investment income	(0.60)	(0.63)	(0.48)	(0.54)	(0.01)
Net realized gains	(0.11)	(0.47)	—	—	—
Return of capital	(0.26)	—	(0.33)	—	—
Total distributions	(0.97)	(1.10)	(0.81)	(0.54)	(0.01)

Net asset value, end of year	$16.43	$19.41	$18.34	$15.78	$14.56
Total return[2]	(10.67)%	12.09%	21.91%	12.23%	2.76%

Net assets, end of year (000s)	$287,689	$374,348	$308,026	$101,784	$83,693

Ratios to average net assets:
Gross expenses	1.14%	1.16%	1.21%	1.48%	1.55%[3]
Net expenses[4]	1.14	1.16	1.20 [5]	1.25 [5]	1.32 [3,5]
Net investment income (loss)	3.05	4.67	3.59	2.78	(0.34)

Portfolio turnover rate	35%	45%	31%	125%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.25%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$19.38	$18.32	$17.66

Income (loss) from operations:
Net investment income	0.51	0.77	0.07
Net realized and unrealized gain (loss)	(2.56)	1.38	1.02
Total income (loss) from operations	(2.05)	2.15	1.09

Less distributions from:
Net investment income	(0.58)	(0.62)	(0.35)
Net realized gains	(0.11)	(0.47)	—
Return of capital	(0.26)	—	(0.08)
Total distributions	(0.95)	(1.09)	(0.43)

Net asset value, end of year	$16.38	$19.38	$18.32
Total return[3]	(10.89)%	11.98%	6.30%

Net assets, end of year (000s)	$49,978	$40,461	$10,623

Ratios to average net assets:
Gross expenses	1.29%	1.30%	1.53%[4]
Net expenses[5]	1.29	1.30	1.19 [4,6]
Net investment income	2.80	4.01	0.99 [4]

Portfolio turnover rate	35%	45%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$18.60	$17.64	$15.23	$14.15	$13.88

Income (loss) from operations:
Net investment income (loss)	0.40	0.69	0.43	0.30	(0.16)
Net realized and unrealized gain (loss)	(2.46)	1.26	2.71	1.29	0.43
Total income (loss) from operations	(2.06)	1.95	3.14	1.59	0.27

Less distributions from:
Net investment income	(0.50)	(0.52)	(0.43)	(0.51)	—
Net realized gains	(0.11)	(0.47)	—	—	—
Return of capital	(0.23)	—	(0.30)	—	—
Total distributions	(0.84)	(0.99)	(0.73)	(0.51)	—

Net asset value, end of year	$15.70	$18.60	$17.64	$15.23	$14.15
Total return[2]	(11.36)%	11.29%	21.13%	11.40%	1.95%

Net assets, end of year (000s)	$320,050	$339,729	$199,331	$22,763	$328

Ratios to average net assets:
Gross expenses	1.89%	1.89%	1.93%	2.19%	2.39%[3]
Net expenses[4]	1.89	1.89	1.90 [5]	2.00 [5]	2.07 [3,5]
Net investment income (loss)	2.25	3.76	2.56	2.02	(1.09)

Portfolio turnover rate	35%	45%	31%	125%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.31% and 2.00%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.54	$18.45	$15.86	$14.63	$14.21

Income (loss) from operations:
Net investment income (loss)	0.62	0.92	0.63	0.40	(0.02)
Net realized and unrealized gain (loss)	(2.61)	1.32	2.82	1.41	0.44
Total income (loss) from operations	(1.99)	2.24	3.45	1.81	0.42

Less distributions from:
Net investment income	(0.63)	(0.68)	(0.56)	(0.58)	—
Net realized gains	(0.11)	(0.47)	—	—	—
Return of capital	(0.28)	—	(0.30)	—	—
Total distributions	(1.02)	(1.15)	(0.86)	(0.58)	—

Net asset value, end of year	$16.53	$19.54	$18.45	$15.86	$14.63
Total return[2]	(10.53)%	12.39%	22.32%	12.53%	2.96%

Net assets, end of year (000s)	$251,612	$341,700	$203,171	$25,291	$159

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.94%	1.19%	1.45%[3]
Net expenses[4]	0.90	0.90	0.90 [5]	1.00 [5]	1.07 [3,5]
Net investment income (loss)	3.29	4.77	3.58	2.65	(0.10)

Portfolio turnover rate	35%	45%	31%	125%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.00%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$19.55	$18.45	$18.31

Income (loss) from operations:
Net investment income	0.61	0.95	0.25
Net realized and unrealized gain (loss)	(2.60)	1.30	0.32
Total income (loss) from operations	(1.99)	2.25	0.57

Less distributions from:
Net investment income	(0.63)	(0.68)	(0.30)
Net realized gains	(0.11)	(0.47)	—
Return of capital	(0.28)	—	(0.13)
Total distributions	(1.02)	(1.15)	(0.43)

Net asset value, end of year	$16.54	$19.55	$18.45
Total return[3]	(10.51)%	12.44%	3.25%

Net assets, end of year (000s)	$10	$12	$10

Ratios to average net assets:
Gross expenses	0.93%	8.52%	1.05%[4]
Net expenses[5,6]	0.89	0.90	0.87 [4]
Net investment income	3.27	4.94	3.19 [4]

Portfolio turnover rate	35%	45%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS did not exceed 0.90%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

28	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$524,952,737	—	—	$524,952,737
Convertible preferred stocks	88,234,846	—	—	88,234,846
Investments in underlying funds	62,322,285	—	—	62,322,285
Master limited partnerships	235,879,698	—	—	235,879,698
Total long-term investments	$911,389,566	—	—	$911,389,566
Short-term investments†	184,860	—	—	184,860
Total investments	$911,574,426	—	—	$911,574,426

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

30	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(e) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(h) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under

32	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,676,573	$(1,676,573)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 1.25%, 1.45%, 2.00% and 1.00%, respectively. As a result of an expense limitation arrangement between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS did not exceed 0.90%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

34	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $4.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $157,181 and $128,761 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$5,357	$478	$78,205

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$392,527,615
Sales	379,480,347

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$75,362,641
Gross unrealized depreciation	(144,670,782)
Net unrealized depreciation	$(69,308,141)

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended October 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$903,253	$373,709
Class A2	120,995	119,217
Class C	3,609,375	351,575
Class I	—	371,630
Class IS	—	15
Total	$4,633,623	$1,216,146

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class I	—
Class IS	$4
Total	$4

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	$11,782,686	$11,608,421
Class A2	1,475,046	882,955
Class C	10,180,745	8,025,119
Class I	11,528,147	9,964,043
Class IS	382	389
Total	$34,967,006	$30,480,927

36	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Realized Gains:
Class A	$1,924,882	$8,659,008
Class A2	324,355	555,464
Class C	2,233,138	6,702,163
Class I	1,699,910	6,315,452
Class IS	67	266
Total	$6,182,352	$22,232,353

Return of Capital:
Class A	$5,072,205	—
Class A2	717,380	—
Class C	4,769,595	—
Class I	4,899,534	—
Class IS	168	—
Total	$15,458,882	—

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,479,782	$84,816,596	7,258,373	$138,238,948
Shares issued on reinvestment	993,278	17,849,923	988,072	18,791,238
Shares repurchased	(7,240,305)	(132,120,642)	(5,756,408)	(110,284,197)
Net increase (decrease)	(1,767,245)	$(29,454,123)	2,490,037	$46,745,989

Class A2
Shares sold	1,380,436	$25,634,353	1,724,600	$32,874,708
Shares issued on reinvestment	141,912	2,516,781	75,424	1,438,380
Shares repurchased	(560,206)	(10,078,027)	(291,704)	(5,615,745)
Net increase	962,142	$18,073,107	1,508,320	$28,697,343

Class C
Shares sold	5,548,223	$100,277,616	7,913,694	$145,261,053
Shares issued on reinvestment	909,115	15,566,315	729,904	13,323,040
Shares repurchased	(4,334,155)	(74,290,066)	(1,677,654)	(30,831,423)
Net increase	2,123,183	$41,553,865	6,965,944	$127,752,670

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	6,441,210	$122,600,438	9,578,954	$185,205,903
Shares issued on reinvestment	873,015	15,819,012	737,444	14,132,539
Shares repurchased	(9,585,924)	(175,243,676)	(3,839,476)	(73,519,837)
Net increase (decrease)	(2,271,699)	$(36,824,226)	6,476,922	$125,818,605

Class IS
Shares issued on reinvestment	34	$617	34	$655
Net increase	34	$617	34	$655

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$34,967,006	$30,480,927
Net long-term capital gains	6,182,352	22,232,353
Total taxable distributions	$41,149,358	$52,713,280
Tax return of capital	15,458,882	—
Total distributions paid	$56,608,240	$52,713,280

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Other book/tax temporary differences(a)	$(11,679,781)
Unrealized appreciation (depreciation)(b)	(68,118,282)
Total accumulated earnings (losses) — net	$(79,798,063)

(a)

Other book/tax temporary differences are attributable to passive activity losses disallowed for tax purposes on partnership interests and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of partnership investments.

38	ClearBridge Tactical Dividend Income Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Tactical Dividend Income Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Tactical Dividend Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

ClearBridge Tactical Dividend Income Fund 2015 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

40	ClearBridge Tactical Dividend Income Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Tactical Dividend Income Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	ClearBridge Tactical Dividend Income Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Tactical Dividend Income Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

44	ClearBridge Tactical Dividend Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“the 1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Tactical Dividend Income Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/22/2014	3/30/2015		6/29/2015		9/29/2015
Payable date:	12/23/2014	3/31/2015		6/30/2015		9/30/2015
Ordinary income:
Qualified dividend income for individuals	57.57%	71.35	%*	71.35	%*	71.35	%*
Dividends qualifying for the dividends
received deduction for corporations	34.28%	71.23	%*	71.23	%*	71.23	%*
Tax return of capital	—	36.14	%**	36.14	%**	36.14	%**
Long-term capital gain dividend	—	—		—		$0.108161

*	Expressed as a percentage of the distribution paid reduced by the return of capital.

**	Expressed as a percentage of the cash distribution received.

Please retain this information for your records.

46	ClearBridge Tactical Dividend Income Fund

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/15 SR15-2645

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 21, 2015